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                                                                    EXHIBIT 10.2


                    SIXTH AMENDMENT TO LETTER LOAN AGREEMENT

         THIS SIXTH AMENDMENT TO LETTER LOAN AGREEMENT (the "Amendment"), dated as of November 15, 2000, is among NORTH CENTRAL DEVELOPMENT COMPANY, a Texas corporation (the "Borrower"), HORIZON HEALTH CORPORATION, a Delaware corporation (formerly known as Horizon Mental Health Management, Inc. and hereinafter the "Parent"), HORIZON MENTAL HEALTH MANAGEMENT, INC., a Texas corporation ("Management"), MENTAL HEALTH OUTCOMES, INC., a Delaware corporation ("Outcomes"), HHMC PARTNERS, INC., a Delaware corporation ("Partners"), GERIATRIC MEDICAL CARE, INC., a Tennessee corporation ("Geriatric"), SPECIALTY REHAB MANAGEMENT, INC., a Delaware corporation ("Specialty"), HORIZON BEHAVIORAL SERVICES, INC., a Florida corporation (formerly FPM Behavioral Health, Inc. and herein "HBS"), FLORIDA PSYCHIATRIC ASSOCIATES, INC., a Florida corporation ("FPA"), FLORIDA PSYCHIATRIC MANAGEMENT, INC., a Florida corporation ("FPMI"), FPMBH OF TEXAS, INC., a Delaware corporation ("Texas"), HMHM of Tennessee, Inc., a Tennessee corporation, Horizon Behavioral Services-Colorado, Inc., a Colorado corporation, and THE CHASE MANHATTAN BANK (as successor in interest by merger to the Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association and herein the "Bank").

                                    RECITALS:

         WHEREAS, Borrower, Parent, Management, Outcomes, and Bank have entered into that certain Letter Loan Agreement dated as of December 20, 1995 (as the same has been amended as hereinafter described, the "Loan Agreement"). Pursuant to the Loan Agreement each of Parent, Management, Outcomes, Hhg Colorado, Inc., a Colorado corporation ("Colorado"), and Partners executed: (a) a separate Guaranty Agreement dated as of December 20, 1995 (the "Original Guaranty Agreements") and (b) a separate Security Agreement dated as of December 20, 1995 (the "Original Security Agreements").

         WHEREAS, Parent, Bank in its individual capacity and as agent for itself and the other lending institutions party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), Comerica Bank-Texas, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, and Banque Paribas, Houston Agency have entered into that certain Credit Agreement dated as of December 9, 1997 (as amended, the "Existing Credit Agreement").

         WHEREAS, Borrower, Parent, Management, Outcomes, Colorado, Partners, Geriatric, Specialty, Acorn Behavioral Healthcare Management Corporation, a Pennsylvania corporation ("Acorn"), Florida Professional Psychological Services, Inc., a Florida corporation ("FPPS"), and Bank entered into a First Amendment to Letter Loan Agreement and Note Modification Agreement, dated as of December 9, 1997 (the "First Amendment"), amending the Loan Agreement and adding Geriatric, Specialty, Acorn, and FPPS as guarantors to the Loan Agreement. Pursuant to the First Amendment, the Original Guaranty Agreements were amended and restated and Geriatric, Speciality, Acorn and FPPS were added as parties thereto under one Guaranty Agreement (Synthetic Lease) dated December 9, 1997 executed in favor of the Bank (as the same has been and may hereafter be amended or otherwise modified the "Guaranty Agreement"), and the Original Security Agreements were amended and restated and Geriatric, Speciality, Acorn and FPPS were added as parties thereto under one Security Agreement (Synthetic Lease) dated December 9, 1997 with the Bank (as the same has been and may hereafter be amended or otherwise modified, the "Security Agreement").


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         WHEREAS, Borrower, Parent, Management, Outcomes, Colorado, Geriatric,
Specialty, Acorn, Partners, FPPS, and Bank entered into a Consent Letter, dated as of April 30, 1998, consenting to the acquisition by Parent of FPM Behavioral Health, Inc. (who is now Horizon Behavioral Services, Inc. and is referred to herein as "HBS"). Pursuant to such Consent Letter, HBS entered into a Subsidiary Joinder Agreement, dated as of June 1, 1998, joining into the Loan Agreement, the Guaranty Agreement and the Security Agreement as a guarantor and debtor thereunder.

         WHEREAS, pursuant to Parent's acquisition of HBS, each of HBS's subsidiaries, Arizona Psychiatric Affiliates, Inc. ("APA"), Florida Psychiatric Associates, Inc. ("FPA"), FPM/Hawaii, Inc. ("Hawaii"), FPMI, FPM of Louisiana, Inc. ("Louisiana"), FPM Management, Inc. ("FPMMI"), FPM of Ohio, Inc. ("Ohio"), FPM of Utah, Inc. ("Utah"), FPM/Southeast, Inc. ("Southeast"), FPM of West Virginia, Inc. ("West Virginia"), FPMBH of Arizona, Inc., a Delaware corporation ("Arizona"), FPMBH Clinical Services, Inc. ("Clinical"), and Texas, entered into a separate Subsidiary Joinder Agreement, dated as of June 1, 1998, joining into the Loan Agreement, the Guaranty Agreement and the Security Agreement as a guarantor and debtor thereunder ("Texas").

         WHEREAS, the following corporate restructuring occurred: (a) FPPS merged with and into HBS effective as of June 4, 1998 ("FPMBH Merger"), (b) Hawaii, FPMMI, Louisiana, Ohio, Utah, West Virginia, and Southeast were merged with and into HBS effective as of September 1, 1998 and (c) Clinical merged with and into FPA effective as of September 10, 1998 and APA merged with and into FPA effective as of September 24, 1998 (collectively, the "Florida Psychiatric Mergers").

         WHEREAS, Borrower, Parent, Management, Outcomes, Colorado, Geriatric, Specialty, Acorn, Partners, HBS, FPA, FPMI, Arizona, Texas, and Bank entered into a Second Amendment to Credit Agreement and Third Amendment to Letter Loan Agreement, dated as of September 30, 1998, pursuant to which: (i) certain provisions of the Loan Agreement were amended, (ii) the Bank consented to HBS's acquisition of all of the shares of Choicehealth, Inc., a Colorado corporation ("Choice"), (iii) the Bank consented to Parent's contribution to HBS of one hundred percent (100%) of the issued and outstanding shares of capital stock of Acorn, and (iv) the Bank consented to the Florida Psychiatric Mergers and FPMBH Merger.

         WHEREAS, Choice entered into a Subsidiary Joinder Agreement, dated as of October 5, 1998, joining the Loan Agreement, the Guaranty Agreement and the Security Agreement as guarantor and debtor thereunder.

         WHEREAS, Borrower, Parent, Management, Outcome, Colorado, Geriatric, Specialty, Acorn, Partners, HBS, FPA, FPMI, Arizona, Texas, Choice, and Bank entered into a Third Amendment to Credit Agreement and Fourth Amendment to Letter Loan Agreement, dated as of November 6, 1998, amending certain provisions of the Loan Agreement.

         WHEREAS, Resources in Employee Assistance and Corporate Health, Inc., a New Jersey corporation ("Reach"), a wholly-owned subsidiary of HBS, entered into a Subsidiary Joinder Agreement, dated as of March 31, 1999, joining into the Loan Agreement, the Guaranty Agreement and the Security Agreement as guarantor and debtor thereunder.

         WHEREAS, Borrower, Parent, Management, Outcomes, Geriatric, Specialty, Partners, HBS, FPA, FPM, Texas, Choice, Reach, and Bank entered into a Fourth Amendment to Credit Agreement and Fifth Amendment to Letter Loan Agreement, dated as of October 12, 1999, amending certain provisions of the Loan Agreement.

         WHEREAS, Acron was merged with and into HBS on June 2, 2000; Choice was dissolved on January 19, 2000; Colorado was dissolved on January 19, 1999; Arizona was merged with and into HBS on December 17, 1998; and Reach was dissolved on August 10, 2000.


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         WHEREAS, Management has created a new subsidiary, HMHM of Tennessee,
Inc., a Tennessee corporation (herein "HMHM"); HBS created two new subsidiaries, Horizon Behavioral Services-Colorado, Inc., a Colorado corporation ("HBS CO") and Horizon Behavioral Services of California, Inc., a California corporation ("HBS CA") and Texas created a new subsidiary, FPM Behavioral Health Services, Inc., a Delaware corporation ("FPM"). In connection with the creation of the forgoing subsidiaries, each of HMHM and HBS CO entered into a Subsidiary Joinder Agreement, dated as of November 15, 2000, joining into the Loan Agreement, the Guaranty Agreement and the Security Agreement as a guarantor and debtor thereunder.

         WHEREAS, as a result of and after giving effect to the foregoing transactions, Parent, Management, Outcomes, Geriatric, Speciality, Partners, HBS, FPA, FPMI, Texas, HMHM, and HBS CO are Guarantors as of the date of this Amendment.

         WHEREAS, Parent, Management, the banks party thereto, and Bank as agent are entering into that certain Amended and Restated Credit Agreement, dated as of the date hereof, amending the Existing Credit Agreement in its entirety (herein the "Amended and Restated Credit Agreement").

         WHEREAS, Borrower, Bank, and the other parties hereto now desire to further amend the Loan Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                   Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement, as amended hereby.

                                   ARTICLE 2

                                     Consent

Section 2.1 Consent to Amendment to Credit Agreement. Borrower has advised Bank that the Existing Credit Agreement is being amended and restated by the Amended and Restated Credit Agreement. Borrower requests that Bank consent and give effect to the amendments and other modifications included in the Amended and Restated Credit Agreement for purposes of the incorporation of the terms thereof into the Loan Agreement under Section 6.01. Bank consents and gives effect to such amendments and other modifications included in the Amended and Restated Credit Agreement and agrees that any reference to the Credit Agreement in the Loan Agreement shall mean the Existing Credit Agreement as amended and restated by the Amended and Restated Credit Agreement.



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                                   ARTICLE 3

         Section 3.1 Amendment to Section 6.25 of the Loan Agreement. Section
6.25 of the Loan Agreement is amended in its entirety to read as follows:

                  Section 6.25 Subsidiaries of Parent.

                  (a) Parent will cause any and all of its Subsidiaries, other than AHG Partnership (as defined in the Credit Agreement) and the Insignificant Subsidiaries (as defined below), formed or created after the date hereof to guaranty all present and future indebtedness and other obligations of Borrower to Bank under the Term Loan B and pledge certain of its assets to Bank to secure its guaranty obligations, both pursuant to the execution and delivery of a Subsidiary Joinder Agreement substantially in the form as Exhibit A attached to the Guaranty Agreement. As used herein the term "Subsidiary" means any corporation (or other entity) of which at least a majority of the outstanding shares of stock (or other ownership interests) having by the terms thereof ordinary voting power to elect a majority of the board of directors (or similar governing body) of such corporation (or other entity) irrespective of whether or not at the time stock (or other ownership interests) of any other class or classes of such corporation (or other entity) shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Parent to one or more of the Subsidiaries or by the Parent and one or more of its Subsidiaries .

                  (b) If as of any date, the aggregate amount of the Insignificant Subsidiaries' (as defined below) EBITDA (as defined in the Credit Agreement) as calculated for the most recently completed four (4) Fiscal Quarter (as defined in the Credit Agreement) period as of the date of determination exceeds Five Hundred Thousand Dollars ($500,000), then, within thirty (30) days after the date of determination, the Parent and Borrower shall either (i) cause each Insignificant Subsidiary to execute and deliver such documentation as Bank may request to cause such Insignificant Subsidiary to evidence, perfect, or otherwise implement the guaranty of and security for the obligations contemplated by the Guaranty Agreement and the Security Agreement or (ii) provide Bank written notice that the Insignificant Subsidiaries shall be excluded from the calculation of all consolidated financial covenants hereunder. If Parent and the Borrower elect to exclude the Insignificant Subsidiaries from the calculation of all consolidated financial covenants, then without any further amendment or other modification of the Loan Documents, the Insignificant Subsidiaries shall thereafter be so excluded. In calculating compliance with the financial covenants thereafter, the Parent will show the calculations utilized to exclude the Insignificant Subsidiaries from such financial covenants. "Insignificant Subsidiary" means Horizon Behavioral Services of California, Inc., a California corporation and FPM Behavioral Health Services, Inc., a Delaware corporation.



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                                   ARTICLE 4

                            Modification to the Notes

         Section 4.1 Amendment to the Definitions Utilized in the Notes. The definition of the term "Maturity Date" in Section 1 of each of the Notes is as modified as follows:

                  "Maturity Date" means the Revolving Termination Date (as defined in that certain Credit Agreement dated as of November 15, 2000 among Horizon Health Corporation, Horizon Mental Health Management, Inc., The Chase Manhattan Bank, as agent and each of the other banks and lending institutions named therein, as such credit agreement exists on November 15, 2000 without giving effect to any amendment or other modification thereto unless amended or otherwise modified with the agreement of Payee and whether or not at any time such credit agreement remains in effect as a valid, binding, and enforceable agreement, in such form, herein the "Credit Agreement").

         Section 4.2 Reference to Amended and Restated Credit Agreement and Loan Agreement. Each of the Notes is hereby amended so that any reference in such Note to the Credit Agreement means the Existing Credit Agreement as amended and restated by the Amended and Restated Credit Agreement and any reference in such Note to the Loan Agreement means the Loan Agreement as amended hereby.

                                   ARTICLE 5

                              Conditions Precedent

         Section 5.1 Conditions. The effectiveness of Articles 2 and 3 of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:

                           (i) The Amended and Restated Credit Agreement
                  executed and delivered by Parent and Management and evidence that all conditions precedent to its effectiveness thereunder have been satisfied;

                           (ii) Such documentation as the Bank may request to
                  evidence the joinder of each of HMHM and HBS CO to the Loan Agreement, the Guaranty Agreement and the Security Agreement as a guarantor and debtor thereunder;

                           (iii) An amendment to the Lease Agreement; and

                           (iv) Such other additional approvals, opinions, or
                  documents as Bank may reasonably request;

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;


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                  (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving notice or lapse of time or both would be an Event of Default; and

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE 6

                  Ratifications, Representations and Warranties

         Section 6.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Notes and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Notes and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, each Guarantor, and Bank agree that the Loan Agreement and the Notes, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         Section 6.2 Representations and Warranties. Each of Borrower and each Guarantor hereby represents and warrants to Bank as to itself that (i) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered by it in connection herewith have been authorized by all requisite corporate action on its part and will not violate its articles of incorporation or bylaws, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document to which it is a party are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate specifically to an earlier date, (iii) no Event of Default with respect to Borrower or such Guarantor, as applicable, has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) it is in full compliance with all covenants and agreements of Borrower or such Guarantor, as applicable, contained in the Agreement as amended hereby and the other Loan Documents.

                                   ARTICLE 7

                                  Miscellaneous

         Section 7.1 Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement or the Notes shall mean a reference to the Loan Agreement or the Notes, as applicable, as amended hereby.

         Section 7.2 Expenses of Bank. As provided in the Loan Agreement, each Guarantor agrees to pay on demand all costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment.

         Section 7.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.


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         Section 7.4 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 7.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank, Borrower, and each of the Guarantors and their respective successors and assigns, except neither Borrower nor any Guarantor may assign or transfer any of their rights or obligations hereunder without the prior written consent of Bank.

         Section 7.6 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 7.7 Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 7.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 7.9 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.



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         Executed as of the date first written above.

                                   BANK:

                                   THE CHASE MANHATTAN BANK (as successor in interest by merger to the Chase Bank of Texas, National Association, who was formerly known as Texas Commerce Bank National Association)


                                   By: /s/ D. SCOTT HARVEY
                                      -----------------------------------------
                                      Name:  D. Scott Harvey
                                             ----------------------------------
                                      Title: Senior Vice President
                                             ----------------------------------

                                   GUARANTORS:

                                   HORIZON HEALTH CORPORATION
                                   HORIZON MENTAL HEALTH MANAGEMENT, INC.
                                   MENTAL HEALTH OUTCOMES, INC.
                                   GERIATRIC MEDICAL CARE, INC.
                                   SPECIALTY REHAB MANAGEMENT, INC.
                                   HHMC PARTNERS, INC.
                                   HORIZON BEHAVIORAL SERVICES, INC.
                                   FLORIDA PSYCHIATRIC ASSOCIATES, INC.
                                   FLORIDA PSYCHIATRIC MANAGEMENT, INC.
                                   FPMBH OF TEXAS, INC.
                                   HMHM OF TENNESSEE, INC.
                                   HORIZON BEHAVIORAL SERVICES-COLORADO, INC.


                                   By: /s/ JAMES W. McATEE
                                      ------------------------------------------
                                      Name: James W. McAtee
                                           -------------------------------------
                                           Authorized Officer for all Guarantors


                                   BORROWER:

                                   NORTH CENTRAL DEVELOPMENT COMPANY


                                   By: /s/ JOHN T. AMEND
                                      -----------------------------------------
                                      Name:  John T. Amend
                                             ----------------------------------
                                      Title: President
                                             ----------------------------------


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